                                                                   Exhibit 10.14

                     FORM OF INDEMNITY AGREEMENT (DIRECTORS)

         THIS AGREEMENT is made and entered into as of August 3, 2005 by and between Union Drilling, Inc., a Delaware corporation (the "Corporation"), and
              ("Agent").

                                    RECITALS

         WHEREAS, Agent performs a valuable service to the Corporation in his capacity as a Director of the Corporation;

         WHEREAS, the stockholders of the Corporation have adopted bylaws (the
"Bylaws") and Certificate of Incorporation (the "Certificate") provisions providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the
Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the "Delaware
Law");

         WHEREAS, the Certificate, Bylaws and/or the Delaware Law, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

         WHEREAS, in order to induce Agent to serve and continue to serve as a
Director of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

         NOW, THEREFORE, in consideration of Agent's service and continued
service as after the date hereof, the parties hereto agree as follows:

                                    AGREEMENT

         1. SERVICES TO THE CORPORATION. Agent will serve, at the will of the shareholders of the Corporation, as a Director of the Corporation or as a
director, officer or other fiduciary of an affiliate of the Corporation
(including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the
Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position.

         2. INDEMNITY OF AGENT. The Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws, the Certificate and the Delaware Law, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the
Bylaws, the Certificate or the Delaware Law permitted prior to adoption of such amendment).

         3. ADDITIONAL INDEMNITY. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent:

                  (A) against any and all costs and expenses (including
reasonable attorneys' and accountants' fees and expenses incurred in the investigation, defense or settlement of any claim), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                  (B) otherwise to the fullest extent as may be provided to
Agent by the Corporation under Delaware Law, the Certificate and the Bylaws.

         4. LIMITATIONS ON INDEMNITY. No indemnity pursuant to Section 2 or 3 hereof shall be paid by the Corporation:

                  (A) on account of any claim against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of
1934 and amendments thereto (the "Exchange Act"), or any violation of any federal, state, or foreign statutory laws or regulations prescribing insider trading or similar provisions of any federal, state, local or foreign law; or

                  (B) if such indemnification is not lawful, and in such case, only to the extent such indemnification is not lawful.

         5. CONTINUATION OF INDEMNITY. All agreements and obligations of the
Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

         6. PARTIAL INDEMNIFICATION. Agent shall be entitled under this
Agreement to indemnification by the Corporation for a portion of the expenses
(including reasonable attorneys' and accountants' fees and expenses incurred in the investigation, defense or settlement of any claim), witness fees, damages, judgments, fines and amounts paid in settlement and any other

                                       2

amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 2 or 3 hereof in the event that Agent is not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the maximum portion thereof to which Agent is lawfully entitled.

         7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the
Corporation under this Agreement, notify the Corporation of the commencement thereof; but the failure so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement, or under this Agreement, except to the extent the Corporation is directly prejudiced by such failure to so notify the Corporation. With respect to any such action, suit or proceeding:

                  (A) the Corporation will be entitled to participate therein at its own expense;

                  (B) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless
(i) the employment of counsel by Agent has been authorized by the Corporation,
(ii) Agent shall have reasonably concluded that there may be a conflict of interest between the Corporation and Agent in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel reasonably satisfactory to Agent to assume the defense of action, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the
Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

                  (C) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld.
The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent, or any non-monetary obligation, without Agent's written consent, which may be given or withheld in Agent's sole discretion.

                                       3

         8. EXPENSES. The Corporation shall advance, prior to the final disposition of any action, suit or proceeding, promptly following request therefor, all costs and expenses (including without limitation reasonable attorneys' and accountants' fees and expenses) incurred by Agent in connection with such action, suit or proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that
Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Certificate or the Delaware Law.

         9. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, (ii) no disposition of such claim is made within thirty (30) days of request therefor, or (iii) the Corporation should fail to comply with the provisions of Section 8 hereof. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 2 or 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation)
that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its
Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation
(including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

         10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this
Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Certificate or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

         11. SURVIVAL OF RIGHTS.

                  (A) The rights of Agent under this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the
Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise until any claims which may be brought against Agent for which indemnification may be sought hereunder shall be barred by any applicable statute of limitations and shall inure to the benefit of Agent's heirs, executors and administrators.

                  (B) The Corporation shall require any successor (whether
direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner

                                       4

and to the same extent that the Corporation would be required to perform if no such succession had taken place.

         12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Certificate, the Bylaws, the Delaware Law or any other applicable law.

         13.      JURISDICTION AND VENUE.

                  (A) Each of the parties hereto hereby irrevocably and
unconditionally submits, for itself or himself and its or his property, to the non-exclusive jurisdiction of any Delaware court or federal court of the United
States of America sitting in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this
Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such
Delaware court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Should any party institute any action, suit or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in connection therewith, along with all costs of defense, investigation, preparation, experts and collection.

                  (B) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it or he may legally and effectively do so, any objection that it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 13(a). Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (C) The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by law.

                                       5

         14.      WAIVER OF JURY TRIAL

         BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL
TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND
EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN
ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A
JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION
OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO
WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO
ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

         15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same
Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

         16. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this
Agreement or to affect the construction hereof.

         17. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i)
upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid, if to Agent, to his most recent address as set forth in the Company's records, and if to the Company, to its principal executive offices, or to such other address as may have been furnished to Agent by the Corporation.

                                       6

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                      UNION DRILLING, INC.

                                      By: ______________________________________
                                          Christopher D. Strong, President & CEO

                                      AGENT:

                                      By: ______________________________________
                                          Name:

                                       7

                     FORM OF INDEMNITY AGREEMENT (OFFICERS)

         THIS AGREEMENT is made and entered into as of August 3, 2005 by and between Union Drilling, Inc., a Delaware corporation (the "Corporation"), and
                ("Agent").

                                    RECITALS

         WHEREAS, Agent performs a valuable service to the Corporation in his capacity as the [Title of Officer] of the Corporation;

         WHEREAS, the stockholders of the Corporation have adopted bylaws (the
"Bylaws") and Certificate of Incorporation (the "Certificate") provisions providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the
Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the "Delaware
Law");

         WHEREAS, the Certificate, Bylaws and/or the Delaware Law, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

         WHEREAS, in order to induce Agent to serve and continue to serve as the
[Title of Officer] of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

         NOW, THEREFORE, in consideration of Agent's service and continued
service as after the date hereof, the parties hereto agree as follows:

                                    AGREEMENT

         1. SERVICES TO THE CORPORATION. Agent will serve, at the will of the
Board of Directors of the Corporation, as the [Title of Officer] of the
Corporation or as a director, officer or other fiduciary of an affiliate of the
Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position.

         2. INDEMNITY OF AGENT. The Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws, the Certificate and the Delaware Law, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification

rights than the Bylaws, the Certificate or the Delaware Law permitted prior to adoption of such amendment).

         3. ADDITIONAL INDEMNITY. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent:

                  (A) against any and all costs and expenses (including
reasonable attorneys' and accountants' fees and expenses incurred in the investigation, defense or settlement of any claim), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                  (B) otherwise to the fullest extent as may be provided to
Agent by the Corporation under Delaware Law, the Certificate and the Bylaws.

         4. LIMITATIONS ON INDEMNITY. No indemnity pursuant to Section 2 or 3 hereof shall be paid by the Corporation:

                  (A) on account of any claim against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of
1934 and amendments thereto (the "Exchange Act"), or any violation of any federal, state, or foreign statutory laws or regulations prescribing insider trading or similar provisions of any federal, state, local or foreign law; or

                  (B) if such indemnification is not lawful, and in such case, only to the extent such indemnification is not lawful.

         5. CONTINUATION OF INDEMNITY. All agreements and obligations of the
Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

                                       2

         6. PARTIAL INDEMNIFICATION. Agent shall be entitled under this
Agreement to indemnification by the Corporation for a portion of the expenses
(including reasonable attorneys' and accountants' fees and expenses incurred in the investigation, defense or settlement of any claim), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 2 or 3 hereof in the event that Agent is not entitled hereunder to indemnification for the total amount thereof, and the
Corporation shall indemnify Agent for the maximum portion thereof to which Agent is lawfully entitled.

         7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the
Corporation under this Agreement, notify the Corporation of the commencement thereof; but the failure so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement, or under this Agreement, except to the extent the Corporation is directly prejudiced by such failure to so notify the Corporation. With respect to any such action, suit or proceeding:

                  (A) the Corporation will be entitled to participate therein at its own expense;

                  (B) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless
(i) the employment of counsel by Agent has been authorized by the Corporation,
(ii) Agent shall have reasonably concluded that there may be a conflict of interest between the Corporation and Agent in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel reasonably satisfactory to Agent to assume the defense of action, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the
Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

                  (C) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld.
The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent, or any non-monetary obligation, without Agent's written consent, which may be given or withheld in Agent's sole discretion.

                                       3

         8. EXPENSES. The Corporation shall advance, prior to the final disposition of any action, suit or proceeding, promptly following request therefor, all costs and expenses (including without limitation reasonable attorneys' and accountants' fees and expenses) incurred by Agent in connection with such action, suit or proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that
Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Certificate or the Delaware Law.

         9. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, (ii) no disposition of such claim is made within thirty (30) days of request therefor, or (iii) the Corporation should fail to comply with the provisions of Section 8 hereof. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 2 or 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation)
that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its
Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation
(including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

         10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this
Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Certificate or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

         11. SURVIVAL OF RIGHTS.

                  (A) The rights of Agent under this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the
Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise until any claims which may be brought against Agent for which indemnification may be sought hereunder shall be barred by any applicable statute of limitations and shall inure to the benefit of Agent's heirs, executors and administrators.

                  (B) The Corporation shall require any successor (whether
direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner

                                       4

and to the same extent that the Corporation would be required to perform if no such succession had taken place.

         12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Certificate, the Bylaws, the Delaware Law or any other applicable law.

         13. JURISDICTION AND VENUE.

                  (A) Each of the parties hereto hereby irrevocably and
unconditionally submits, for itself or himself and its or his property, to the non-exclusive jurisdiction of any Delaware court or federal court of the United
States of America sitting in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this
Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such
Delaware court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Should any party institute any action, suit or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in connection therewith, along with all costs of defense, investigation, preparation, experts and collection.

                  (B) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it or he may legally and effectively do so, any objection that it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 13(a). Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (C) The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by law.

                                       5

         14. WAIVER OF JURY TRIAL

         BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL
TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND
EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN
ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A
JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION
OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO
WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO
ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

         15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same
Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

         16. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this
Agreement or to affect the construction hereof.

         17. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i)
upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid, if to Agent, to his most recent address as set forth in the Company's records, and if to the Company, to its principal executive offices, or to such other address as may have been furnished to Agent by the Corporation.

                                       6

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                           UNION DRILLING, INC.

                                           By: _________________________________
                                               [Name and Title]

                                           AGENT:

                                           By: _________________________________
                                               Name:

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